UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On December 2, 2015, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company’s management will be hosting investor meetings at the Guggenheim Securities 3rd Annual Boston Healthcare Conference on December 15, 2015.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On December 4, 2015, the Company issued a press release announcing that it had received notice that, effective following the close of trading on December 3, 2015, New Enterprise Associates distributed an aggregate of 3,820,625 shares of Supernus Pharmaceuticals common stock (“common stock”) to its limited partners, and as a result no longer holds common stock in the Company.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit

The following documents are furnished as Exhibits pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated December 2, 2015.

Exhibit 99.2 — Press Release Dated December 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: December 7, 2015	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated December 2, 2015.	Attached

99.2	Press Release Dated December 4, 2015.	Attached